Exhibit 10.7

AMENDED AND RESTATED RESTRICTED SHARE UNIT AND DEFERRED SHARE UNIT PLAN
VIEMED HEALTHCARE, INC.
(effective as of July 17, 2018)

PART 1
GENERAL PROVISIONS

Establishment and Purpose

1.1         The Corporation hereby establishes a Restricted Share Unit and Deferred Share Unit plan known as the “Viemed RSU/DSU Plan” or “Viemed Restricted Share Unit and Deferred Share Unit Plan”, and in this documents referred to as the “Plan”.

1.2         The purpose of the Plan is to secure for the Corporation and its shareholders the benefits of incentive inherent in share ownership by Eligible Persons who, in the judgment of the Board, will be largely responsible for its future growth and success. The Board also contemplates that through the Plan, the Corporation will be better able to compete for and retain the services of the individuals needed for the continued growth and success of the Corporation.

1.3         Restricted Share Units granted pursuant to this Plan will be used to compensate Employees and Officers for their individual performance based achievements and are intended to provide an alternative incentive to stock option awards in this specific respect. The goal of such grants is to more closely tie awards to individual performance based on established performance criteria.

Definitions

1.4          In this Plan:

(a)          “Applicable Withholding Tax” means any and all taxes and other source deductions or other amounts which the Corporation is required by Applicable Law to withhold from any amounts paid or credited to a Participant under the Plan, which the Corporation determines to withhold in order to fund remittance obligations;

(b)          “Attendance Fee” means the fee for attending committee meetings;

(c)          “Award” means an award of Restricted Share Units and/or Deferred Share Units under this Plan;

(d)         “Award Payout” means the applicable Share issuance or cash payment in respect of a vested Restricted Share Unit pursuant and subject to the terms and conditions of this Plan and the applicable Award;

(e)          “Board” means the board of directors of the Corporation;

(f)          “Business Day” means a day upon which the TSX is open for trading;

(g)        “Change of Control” in respect of any Eligible Person has the meaning ascribed to such term (in a relevant context) in the Eligible Person’s then existing employment agreement with the Corporation or, if no meaning is so ascribed, means the acquisition by any person or by any person and its joint actors (as such term is defined in the Securities Act), whether directly or indirectly, of voting securities (as such term is defined in the Securities Act) of the Corporation which, when added to all of the voting securities of the Corporation at the time held by such person and its joint actors, totals for the first time not less than 20% of the outstanding voting securities of the Corporation;

(h)          “Code” means the U.S. Internal Revenue Code of 1986, as amended;

(i)          “Committee” means the Compensation Committee of the Board or other committee of the Board, consisting of not less than three directors, to whom the authority of the Board is delegated in accordance with §1.8;

(j)           “Corporation” means Viemed Healthcare, Inc., and includes any successor Corporation thereto;

(k)        “Deferred Share Unit” means a right granted by the Corporation to an Eligible Person to receive, on a deferred payment basis, a Share or the Fair Market Value of a Share, on the terms contained in this Plan;

(l)          “Designated Deferred Share Unit Compensation” means that part of a Non-Employee Director’s compensation that is designated by the Board to be paid in Deferred Share Units;

(m)         “Director” means a member of the Board;

(n)         “Discretionary Compensation” means any amount that is approved by the Board, from time to time, to be paid to an Eligible Person in that person’s capacity as a Non-Employee Director;

(o)          “DSU Participant” means an Eligible Person who may be granted Deferred Share Units from time to time under this Plan;

(p)          “Early Triggers” means any of the events described in §4.3 and §4.4 which result in the accelerated vesting of unvested Restricted Share Units ;

(q)          “Elected Amount” has the meaning set forth in §5.1;

(r)          “Eligible Person” means any person who is an Employee, Officer, or a Non-Employee Director;

(s)          “Employee” means an employee of the Corporation or of a Related Entity;

(t)          “Expiry Date” means December 31 of the third calendar year after the Grant Date, or such earlier date as may be established by the Board in respect of an Award at the time of grant of the Award;

(u)          “Fair Market Value” means, as at a particular date, for the purpose of calculating the applicable Vesting Date Value and Award Payout;

(i)          if the Shares are listed on the TSX, the volume weighted average price per Share traded on the TSX over the last five trading days preceding that date,

(ii)         if the Shares are not listed on the TSX, the value established by the Board based on the volume weighted average price per Share traded on any other public exchange on which the Shares are listed over the same period, or

(iii)        if the Shares are not listed on any public exchange, the value per Share established by the Board based on its determination of the fair value of a Share;

(v)        “Financial Quarter” means each three month period ending on March 31, June 30, September 30, or December 31, respectively, unless otherwise designated by the Board;

(w)         “Grant Date” means the date of grant of any Restricted Share Unit or Deferred Share Unit;

(x)          “IFRS” means the International Financial Reporting Standards as adopted by the Accounting Standards Board of Canada;

(y)          “Insider” has the meaning ascribed to that term in Part I of the TSX Company Manual;

(z)          “ITA” means the Income Tax Act (Canada), R.S.C. 1985, c.1 (5th Supp.), including the regulations promulgated thereunder, as amended from time to time;

(aa)        “Key Employee” means a person who is a “key employee” as defined for purposes of sec. 416(i) of the Internal Revenue Code (United States);

(bb)      “Non-Employee Director” shall mean an individual who is a member of the Board but who is not otherwise an Employee or an Officer of the Corporation or of any Related Entity at the date the Award is granted;

(cc)        “Officer” means an individual who is an officer of the Corporation or of a Related Entity as an appointee of the Board or the board of directors of the Related Entity, as the case may be;

(dd)        “Outstanding Issue” means the number of Shares outstanding on a non-diluted basis;

(ee)        “Participant” means a RSU Participant or a DSU Participant, as applicable;

(ff)         “Plan” means this Viemed RSU/DSU Plan or Viemed Restricted Share Unit and Deferred Share Unit Plan, as amended from time to time;

(gg)       “Restricted Share Unit” means a right granted under this Plan to receive the Award Payout on the terms contained in this Plan as more particularly described in §4.1;

(hh)        “Redemption Date” has the meaning contained in §6.1;

(ii)          “Redemption Notice” has the meaning contained in §6.1;

(jj)         “Related Entity” means a person that is controlled by the Corporation. For the purposes of this Plan, a person (first person) is considered to control another person (second person) if the first person, directly or indirectly, has the power to direct the management and policies of the second person by virtue of

(i)          ownership of or direction over voting securities in the second person,

(ii)         a written agreement or indenture,

(iii)        being the general partner or controlling the general partner of the second person, or

(iv)        being a trustee of the second person;

(kk)        “Remuneration Period” means a fiscal year, or where the context requires, any portion of such period;

(ll)         “Required Approvals” has the meaning contained in §1.6;

(mm)    “Retirement” means, with respect to a Recipient, the early or normal retirement of the Recipient within the meaning of the pension plan of the Corporation for salaried employees, whether or not such Recipient is a member of that pension plan, or, if the Corporation does not have such a plan, the date on which the Recipient reaches age 65;

(nn)        “RSU Participant” means an Eligible Person who may be granted Restricted Share Units from time to time under this Plan;

(oo)        “Securities Act” means the Securities Act, R.S.B.C. 1996, c. 418, as amended from time to time;

(pp)        “Security Based Compensation Arrangement” has the meaning ascribed to it in section 613(b) of Part VI of TSX Company Manual

(qq)       “Separation Date” the date that the Eligible Person ceases service as a Non-Employee Director of, and is not an employee or officer of, the Corporation or its subsidiaries;

(rr)          “Share” means a Common share in the capital of the Corporation as from time to time constituted;

(ss)       “Termination” means, with respect to a RSU Participant, that the RSU Participant has ceased to be an Eligible Person, other than as a result of Retirement, and has ceased to fulfil any other role as employee or officer of the Corporation or any Related Entity, including as a result of termination of employment, resignation from employment, removal as an officer, death or Total Disability;

(tt)         “Terminated Service” means, with respect to an DSU Participant, that the DSU Participant has ceased to be an Eligible Person, other than as a result of death;

(uu)        “Total Cash Compensation” for a particular DSU Participant means the aggregate of the annual retainer (including any additional amounts payable for serving as lead Director or committee Chair or member of the audit committee of the Board), the Attendance Fee and any Discretionary Compensation, that may become payable to that DSU Participant (not including any component that, at the relevant time, has been designated as Designated Deferred Share Unit Compensation);

(vv)       “Total Disability” means, with respect to a RSU Participant, that, solely because of disease or injury, within the meaning of the long-term disability plan of the Corporation, the RSU Participant, is deemed by a qualified physician selected by the Corporation to be unable to work at any occupation which the RSU Participant, is reasonably qualified to perform;

(ww)      “Trigger Date” means, with respect to a Restricted Share Unit, the date set by the Board which is no later than December 1 of the third calendar year following the Grant Date of the Restricted Share Unit, and if no date is set by the Board, then December 1 of the third calendar year following the Grant Date of the Restricted Share Unit;

(xx)        “TSX” means The Toronto Stock Exchange;

(yy)      “TSX Company Manual” means the TSX Company Manual published by the TSX setting out the requirements relating to listed companies, as amended and updated from time to time;

(zz)        “U.S. Director” means a Director who is a United States citizen or a United States resident as defined under U.S. tax law; and

(aaa)       “Vesting Date Value” means the notional value, as at a particular date, of the Fair Market Value of one Share.

Interpretation

1.5          For all purposes of this Plan, except as otherwise expressly provided or unless the context otherwise requires:

(a)         any reference to a statute shall include and shall, unless otherwise set out herein, be deemed to be a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulations;

(b)          the singular includes the plural and vice-versa, and a reference to any of the feminine, masculine or neuter includes the other two;

(c)         any reference to “consent” or “discretion” of any person shall be construed as meaning that such person may withhold such consent arbitrarily or grant it, if at all, on such terms as the person sees fit, and may exercise all discretion fully and in unfettered manner; and

(d)          any reference to “including” or “inclusive” shall be construed as not restricting the generality of any foregoing or other provision.

Effective Date

1.6         This Plan will be effective on July 17, 2018. The Board may, in its discretion, at any time, and from time to time, issue Restricted Share Units or Deferred Share Units to Eligible Persons as it determines appropriate under this Plan. However, any such issued Restricted Share Units or Deferred Share Units may not be paid out in Shares in any event until receipt of the necessary approvals from shareholders of the Corporation or the TSX and any other applicable regulatory bodies (the “Required Approvals”).

Administration

1.7       The Board is authorized to interpret this Plan from time to time and to adopt, amend and rescind rules and regulations for carrying out the Plan. The interpretation and construction of any provision of this Plan by the Board shall be final and conclusive. Administration of this Plan shall be the responsibility of the appropriate officers of the Corporation and all costs in respect thereof shall be paid by the Corporation.

Delegation to Committee

1.8        All of the powers exercisable hereunder by the Board may, to the extent permitted by law and as determined by a resolution of the Board, be delegated to a Committee including, without limiting the generality of the foregoing, those referred to under §1.7 and all actions taken and decisions made by the Committee or by such officers in this regard will be final, conclusive and binding on all parties concerned, including, but not limited to, the Corporation, the Eligible Person, and their legal representatives.

Incorporation of Terms of Plan

1.9         Subject to specific variations approved by the Board all terms and conditions set out herein will be incorporated into and form part of each Restricted Share Unit and each Deferred Share Unit granted under this Plan.

Maximum Number of Shares

1.10          The aggregate number of Shares that may be reserved for issuance, at any time, under this Plan and under any other Security Based Compensation Agreements adopted by the Corporation, including the Corporation’s Stock Option Plan, shall not exceed 7,581,925 Shares, being 20% of the total Outstanding Issue as at the date hereof.

1.11          Any Shares subject to a Restricted Share Unit or Deferred Share Unit which has been granted under the Plan and which is cancelled or terminated in accordance with the terms of the Plan without being paid out in Shares as provided for in this Plan shall again be available under the Plan.  In addition, any Restricted Share Unit or Deferred Share Unit which has been granted under the Plan and which is paid out in cash as provided for in this Plan shall again be available under the Plan.

PART 2
AWARDS UNDER THIS PLAN

Eligibility

2.1          Awards will be granted only to Eligible Persons. If any Eligible Person is (pursuant to the terms of his or her employment, engagement or otherwise) subject to a requirement that he or she not benefit personally from an Award, the Committee may (in its discretion, taking into account relevant corporate, securities and tax laws) grant any Award to which such Person would otherwise be entitled to the Person’s employer or to any other entity designated by them that directly or indirectly imposes such requirement on the Person. The Committee shall have the power to determine other eligibility requirements with respect to Awards or types of Awards.

Limitation on Issuance of Shares to Insiders

2.2          Notwithstanding anything in this Plan, the Corporation shall not issue Shares under this Plan to any Eligible Person who is an Insider of the Corporation where such issuance would result in:

(a)         the total number of Shares issuable at any time under this Plan to Insiders, or when combined with all other Shares issuable to Insiders under any other Security Based Compensation Arrangement then in place, exceeding 10% of the total number of issued and outstanding equity securities of the Corporation on a non-diluted basis; and

(b)          the total number of Shares that may be issued to Insiders during any one year period under this Plan, or when combined with all other Shares issued to Insiders under any other Security Based Compensation Arrangement then in place, exceeding 10% of the total number of issued and outstanding equity securities of the Corporation on a non diluted basis.

Where the Corporation is precluded by this §2.2 from issuing Shares to an Insider of the Corporation, the Corporation will pay to the relevant Insider who is (i) a RSU Participant a cash amount equal to the Vesting Date Value as at the Trigger Date of the Restricted Share Unit or (ii) a DSU Participant, cash equal to the Fair Market Value of the Shares on the Redemption Date multiplied by the number of Deferred Share Units to be redeemed on such date, in each such case, at the dates set forth in this Plan.

Consultants and Advisors

2.3        The Board may engage such consultants and advisors as it considers appropriate, including compensation or human resources consultants or advisors, to provide advice and assistance in determining the amounts to be paid under this Plan and other amounts and values to be determined hereunder or in respect of this Plan including, without limitation, those related to a particular Fair Market Value.

PART 3
RESTRICTED SHARE UNITS

RSU Participants

3.1          Restricted Share Units that may be granted hereunder to a particular Eligible Person in a calendar year will (subject to any applicable terms and conditions and the Board’s discretion) represent a right to a bonus or similar payment to be received for services rendered by such Eligible Person to the Corporation or a Related Entity, as the case may be, in the Corporation’s or the Related Entity’s fiscal year ending in, or coincident with, such calendar year.

Grant

3.2         The Board may, in its discretion, at any time, and from time to time, grant Restricted Share Units to Eligible Persons as it determines is appropriate, subject to the limitations set out in this Plan. In making such grants the Board may, in its sole discretion but subject to §3.4(d) , in addition to Performance Conditions set out below, impose such conditions on the vesting of the Awards as it sees fit, including imposing a vesting period on grants of Restricted Share Units.

Performance Conditions

3.3         At the time a grant of a Restricted Share Unit is made, the Board may, in its sole discretion, establish such performance conditions for the vesting of Restricted Share Units as may be specified by the Committee in the Award (the “Performance Conditions”). The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any Performance Conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to Performance Conditions. The Board may determine that an Award shall vest in whole or in part upon achievement of any one performance condition or that two or more Performance Conditions must be achieved prior to the vesting of an Award. Performance Conditions may differ for Awards granted to any one RSU Participant or to different RSU Participants.

Vesting

3.4          Except as provided in this Plan, Restricted Share Units issued under this Plan will vest on the later of:

(a)          the Trigger Date; and

(b)          the date upon which the relevant Performance Condition set out in the Award has been satisfied,

provided that

(c)          Restricted Share Units shall only vest on the Trigger Date to the extent that the Performance Conditions set out in an Award have been satisfied on or before the Trigger Date; and

(d)          no Restricted Share Unit will remain outstanding for any period which exceeds the Expiry Date of such Restricted Share Unit.

Forfeiture and Cancellation Upon Expiry Date

3.5         Restricted Share Units which do not vest on or before the Expiry Date of such Restricted Share Unit will be automatically deemed cancelled, without further act or formality and without compensation.

Account

3.6          Restricted Share Units issued pursuant to this Plan (including fractional Restricted Share Units, computed to three digits) will be credited to a notional account maintained for each RSU Participant by the Corporation for the purposes of facilitating the determination of amounts that may become payable hereunder. A written confirmation of the balance in each RSU Participant’s account will be sent by the Corporation to the RSU Participant upon request of the RSU Participant.

Dividend Equivalents

3.7        On any date on which a cash dividend is paid on Shares, a RSU Participant’s account will be credited with the number and type of Restricted Share Units (including fractional Restricted Share Units, computed to three digits) calculated by

(a)        multiplying the amount of the dividend per Share by the aggregate number of Restricted Share Units that were credited to the RSU Participant’s account as of the record date for payment of the dividend, and

(b)          dividing the amount obtained in §(a) by the Fair Market Value on the date on which the dividend is paid.

Adjustments and Reorganizations

3.8        In the event of any dividend paid in shares, share subdivision, combination or exchange of shares, merger, consolidation, spin-off or other distribution of Corporation assets to shareholders, or any other change in the capital of the Corporation affecting Shares, the Board, in its sole and absolute discretion, will make, with respect to the number of Restricted Share Units outstanding under this Plan, any proportionate adjustments as it considers appropriate to reflect that change.

Notice and Acknowledgement

3.9         No certificates will be issued with respect to the Restricted Share Units issued under this Plan. Each RSU Participant will, prior to being granted any Restricted Share Units, deliver to the Corporation a signed acknowledgement substantially in the form of Schedule “A” to this Plan.

PART 4
PAYMENTS UNDER THE RESTRICTED SHARE UNITS

Payment of Restricted Share Units

4.1         Subject to the terms of this Plan and, without limitation, §4.6 of this Plan, the Corporation will pay out vested Restricted Share Units issued under this Plan and credited to the account of a RSU Participant by paying or issuing (net of any Applicable Withholding Tax) to such RSU Participant, on the 10th business day following the Trigger Date but no later than the Expiry Date of such Vested Restricted Share Unit, an Award Payout of either at the Corporation’s discretion:

(a)          subject to receipt of the Required Approvals, one Share for such whole Vested Restricted Share Unit. Fractional Shares shall not be issued and where a RSU Participant would be entitled to receive a fractional Share in respect of any fractional Vested Restricted Share Unit, the Corporation shall pay to such RSU Participant, in lieu of such fractional Share, cash equal to the Vesting Date Value as at the Trigger Date of such fractional Share. Each Share issued by the Corporation pursuant to this Plan shall be issued as fully paid and non-assessable, or

(b)          a cash amount equal to the Vesting Date Value as at the Trigger Date of such Vested Restricted Share Unit.

Cancellation on Termination

4.2         Subject to §4.3 and §4.4 of this Plan, unless the Board at any time otherwise determines, all unvested Restricted Share Units held by any RSU Participant and all rights in respect thereof will be automatically cancelled, without further act or formality and without compensation, immediately in the event of Termination.

Retirement, Total Disability or Death

4.3          Notwithstanding anything else in this Plan, if a RSU Participant ceases to be an Eligible Person for any of the following reasons, all unvested Restricted Share Units held by such RSU Participant will not be canceled but will immediately be automatically vested, without further act or formality

(a)          Retirement of the RSU Participant; or

(b)          death or Total Disability of a RSU Participant.

Termination on Change of Control

4.4        Notwithstanding anything else in this Plan, all unvested Restricted Share Units held by any RSU Participant will automatically vest, without further act or formality, immediately in the event of a Termination of employment by the Corporation without cause or Termination arising from the resignation or cessation of employment or service by the RSU Participant based on a material reduction or change in position, duties or remuneration of the RSU Participant at any time within 12 months after the occurrence of a Change of Control.

Early Trigger

4.5         Upon the occurrence of an Early Trigger under this Plan, the Corporation will pay out on such vested Restricted Share Units issued under this Plan and credited to the account of such RSU Participant by paying (net of any Applicable Withholding Tax) to such RSU Participant on but no later than 10 days after the occurrence of the Early Trigger, an Award Payout in an amount equal to the Vesting Date Value as at the date of the occurrence of the Early Trigger of such Restricted Share Unit. Payments in respect of Restricted Share Units credited to the accounts of persons who are deceased will be made to or for the benefit of the legal representative of such person in accordance with §4.1.

Tax Matters and Applicable Withholding Tax

4.6         The Corporation does not assume any responsibility for or in respect of the tax consequences of the grant to RSU Participants of Restricted Share Units, or payments received by RSU Participants pursuant to this Plan. The Corporation or relevant Related Entity, as applicable, is authorized to deduct any Applicable Withholding Tax, in such manner (including, without limitation, by selling Shares otherwise issuable to RSU Participants, on such terms as the Corporation determines) as it determines so as to ensure that it will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, or the remittance of tax or other obligations. The Corporation or relevant Related Entity, as applicable, may require RSU Participants, as a condition of receiving amounts to be paid to them under this Plan, to deliver undertakings to, or indemnities in favour of, the Corporation or Related Entity, as applicable, respecting the payment by such RSU Participant s of applicable income or other taxes.

PART 5
DEFERRED SHARE UNITS

Determination of Deferred Share Units

5.1          The Board may, before a relevant date in respect of which compensation is otherwise payable, grant Designated Deferred Share Unit Compensation to Eligible Persons. In addition, a DSU Participant may elect, in the manner set out in §5.2, 5.3 and 5.4 as applicable, to receive all or a portion of the DSU Participant’s Total Cash Compensation (the “Elected Amount”) in the form of Deferred Share Units. Deferred Share Units issued pursuant to this Plan will be credited to a notional account maintained for each DSU Participant by the Corporation for the purposes of facilitating the determination of amounts that may become payable hereunder. The number of Deferred Share Units (including fractional Deferred Share Units, computed to three digits) to be credited to an DSU Participant will be determined in accordance with §5.5.

Elected Amount Proportional Election

5.2          At the option of the Board in its sole discretion, the Board may provide each DSU Participant with the ability to elect, with respect to a Financial Quarter, to be paid a percentage (from zero to 100% in 25% increments) of the DSU Participant’s Total Cash Compensation, in Deferred Share Units, with the balance, if any, being paid in cash, or a combination thereof.

Elected Amount Timing of Election

5.3         To be effective, an election (set out in the form attached hereto as “Schedule B”) with respect to Total Cash Compensation for services must be given to the Corporation not less than five Business Days before the beginning of the calendar year in which the services are performed to which the election relates, and in all events before the relevant Total Cash Compensation is otherwise payable.

Elected Amount No Election

5.4        If the Board has not provided a DSU Participant with the option to elect under Section 5.2 or if no election is made in respect of a particular Remuneration Period, the new or existing DSU Participant will receive the Total Cash Compensation in cash and no Deferred Share Units will be credited in respect of the particular Remuneration Period.

Issue of Deferred Share Units

5.5          The number of Deferred Share Units (including fractional Deferred Share Units, computed to three digits) to be credited to the account of a DSU Participant

(a)         for services in a Financial Quarter and in respect of an election as referenced in Section 5.2, may be determined by dividing the Elected Amount (in respect of the DSU Participant’s Total Cash Compensation to be earned in such Financial Quarter) by the Fair Market Value as at the first Business Day of the Financial Quarter or such other date as is determined by the Board in its discretion, or

(b)       pursuant to a grant of Designated Deferred Share Unit Compensation may be determined by dividing the Designated Deferred Share Unit Compensation by the Fair Market Value as of the date of such grant, by the Fair Market Value, as of the date of such grant at the discretion of the Board.

Dividend Equivalents

5.6          On any date on which a cash dividend is paid on Shares, an DSU Participant’s account will be credited with the number of Deferred Share Units (including fractional Deferred Share Units, computed to three digits) calculated by

(a)          multiplying the amount of the dividend per Share by the aggregate number of Deferred Share Units that were credited to the DSU Participant’s account as of the record date for payment of the dividend, and

(b)          dividing the amount obtained in §3.7(a) by the Fair Market Value on the date on which the dividend is paid.

Eligible Person’s Account

5.7         A written confirmation of the balance in each DSU Participant’s notional account will be sent by the Corporation to the DSU Participant upon request of the Eligible Person.

Adjustments and Reorganizations

5.8        In the event of any dividend paid in shares, share subdivision, combination or exchange of shares, merger, consolidation, spin-off or other distribution of Corporation assets to shareholders, or any other change in the capital of the Corporation affecting Shares, the Board, in its sole and absolute discretion, will make, with respect to the number of Deferred Share Units outstanding under this Plan, any proportionate adjustments as it considers appropriate to reflect that change.

PART 6
REDEMPTION OF DSUS ON TERMINATION OF SERVICE OF DSU PARTICIPANTS

Redemption of Deferred Share Units – Non‑U.S. Directors

6.1         On or after the Separation Date but no later than December 15 of the first calendar year commencing after the year in which the Separation Date occurred (the “Redemption Date”), the Corporation shall redeem the Deferred Share Units of a DSU Participant by providing a notice to the DSU Participant (in the form attached hereto as Schedule “C”) (“Redemption Notice”) either (i) pay to an DSU Participant who is not a U.S. Director and who has Terminated Service cash equal to the Fair Market Value of the Shares on the Redemption Date multiplied by the number of Deferred Share Units to be redeemed on such date, net of any Applicable Withholding Tax, or (ii) in respect of any Deferred Share Units granted and subject to the receipt of the Required Approvals, issue to the DSU Participant who is not a U.S. Director and who has Terminated Service, one Share for each Deferred Share Unit to be redeemed on such date, net of any Applicable Withholding Tax.

6.2         Notwithstanding §6.1, the Corporation may defer the Redemption Date to any other date if such deferral is, in the sole opinion of the Corporation, desirable to ensure compliance with §7.4, provided that in no event shall the Redemption Date be deferred to a date that is later than the end of the calendar year after the calendar year in which the Separation Date falls.

Redemption of Deferred Share Units – U.S. Directors

6.3         The Corporation shall pay an DSU Participant who is a U.S. Director and who has Terminated Service, at the Corporation’s option either (i) in cash equal to the Fair Market Value of the Shares on the Separation Date multiplied by the number of Deferred Share Units recorded to the DSU Participant or (ii) in respect of Deferred Share Units granted and subject to the receipt of the Required Approvals, in Shares equal to the number Deferred Share Units recorded to the DSU Participant, net of any Applicable Withholding Tax. The Corporation will make such payment,

(a)          to any such DSU Participant who is a Key Employee, as soon as is reasonably possible following the date that is at least six months after the date such Key Employee has Terminated Service, but in any event within eight months of such Key Employee having Terminated Service, and

(b)          to any DSU Participant who is not a Key Employee, as soon as is reasonably possible following the date the Eligible Person has Terminated Service, but in any event within two months of the date on which the DSU Participant has Terminated Service.

Death

6.4        In the event of the death of an DSU Participant, the Corporation will, within two months of the DSU Participant’s death, pay cash equal to the Fair Market Value of the Shares multiplied by the number of Deferred Share Units recorded to the DSU Participant which would be deliverable to the DSU Participant if the DSU Participant had Terminated Service in respect of the Deferred Share Units credited to the deceased DSU Participant’s account (net of any Applicable Withholding Tax) to or for the benefit of the legal representative of the DSU Participant. The Fair Market Value will be calculated on the date of death of the DSU Participant.

Applicable Withholding Tax

6.5        The Corporation does not assume any responsibility for or in respect of the tax consequences of the grant to DSU Participants of Deferred Share Units, or payments received by DSU Participants pursuant to this Plan. The Corporation or relevant Related Entity, as applicable, is authorized to deduct any Applicable Withholding Tax, in such manner (including, without limitation, by selling Shares otherwise issuable to DSU Participants, on such terms as the Corporation determines) as it determines so as to ensure that it will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, or the remittance of tax or other obligations. The Corporation or relevant Related Entity, as applicable, may require DSU Participants, as a condition of receiving amounts to be paid to them under this Plan, to deliver undertakings to, or indemnities in favour of, the Corporation or Related Entity, as applicable, respecting the payment by such DSU Participant s of applicable income or other taxes.

PART 7
MISCELLANEOUS

Compliance with Applicable Laws

7.1       The issuance by the Corporation of any Restricted Share Units or Deferred Share Units and its obligation to make any payments hereunder is subject to compliance with all applicable laws. As a condition of participating in this Plan, each Participant agrees to comply with all such applicable laws and agrees to furnish to the Corporation all information and undertakings as may be required to permit compliance with such applicable laws. The Corporation will have no obligation under this Plan, or otherwise, to grant any Restricted Share Unit and/or Deferred Share Unit or make any payment under this Plan in violation of any applicable laws.

The Corporation intends that the Awards and payments provided for in this Plan either be exempt from Section 409A of the Code, or be provided in a manner that complies with Section 409A of the Code, and any ambiguity herein shall be interpreted so as to be consistent with the intent of this Section 7.1. In no event whatsoever shall the Corporation be liable for any additional tax, interest or penalty that may be imposed on the any person by Section 409A of the Code or damages for failing to comply with Section 409A. Notwithstanding anything contained herein to the contrary, all payments under this Plan to paid or provided at the time of a termination of employment or service will be paid at a termination of employment or service that constitutes a “separation from service” from the Corporation within the meaning of Section 409A of the Code and the regulations and guidance promulgated thereunder (determined after applying the presumptions set forth in Treas. Reg. Section 1.409A-1(h)(1)). Further, if at the time of a Participant’s termination of employment with the Corporation, the Participant is a “specified employee” as defined in Section 409A of the Code as determined by the Corporation in accordance with Section 409A of the Code, and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such termination of employment is necessary in order to prevent any accelerated or additional tax under Section 409A of the Code, then the Corporation will defer the payment hereunder until the date that is at least six (6) months following the Participant’s termination of employment with the Corporation (or the earliest date permitted under Section 409A of the Code).

Non‑Transferability

7.2         Restricted Share Units, Deferred Share Units and all other rights, benefits or interests in this Plan are non‑transferable and may not be pledged or assigned or encumbered in any way and are not subject to attachment or garnishment, except that if a Participant dies the legal representatives of the Participant will be entitled to receive the amount of any payment otherwise payable to the Participant hereunder in accordance with the provisions hereof.

No Right to Service

7.3          Neither participation in this Plan nor any action under this Plan will be construed to give any Eligible Person or Participant a right to be retained in the service or to continue in the employment of the Corporation or any Related Entity, or affect in any way the right of the Corporation or any Related Entity to terminate his or her employment at any time.

Applicable Trading Policies

7.4         The Board and each Participant will ensure that all actions taken and decisions made by the Board or the Participant, as the case may be, pursuant to this Plan comply with any applicable securities laws and policies of the Corporation relating to insider trading or “blackout” periods.

Successors and Assigns

7.5          This Plan will enure to the benefit of and be binding upon the respective legal representatives of the Eligible Person or Participants.

Plan Amendment

7.6

(a)         The Board may at any time, and from time to time, and without shareholder approval, amend any provision of the Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(i)          amendments to the termination provisions of Section 7.8;

(ii)         amendments necessary or advisable because of any change in application securities or tax laws;

(iii)        amendments to Section 1.7 relating to the administration of the Plan;

(iv)        any other amendment, fundamental or otherwise, not requiring shareholder approval under applicable laws or the rules of the TSX, including amendments of a ‘‘housekeeping’’ nature.

(b)       Notwithstanding Section 7.6(a), none of the following amendments shall be made to this Plan without approval by shareholders or disinterested shareholders (as applicable) by ordinary resolution:

(i)          amendments to this Plan which would increase the number of securities issuable under this Plan, otherwise than in accordance with the terms of this Plan which permit the Board to make equitable adjustments in the event of transactions affecting the Corporation or its capital;

(ii)        amendments to this Plan which would increase the number of securities issuable to Insiders, otherwise than in accordance with the terms of this Plan;

(iii)        amendments permitting awards other than Restricted Share Units or Deferred Share Units to be made under this Plan;

(iv)       an amendment that would permit Restricted Share Units or Deferred Share Units to be granted to persons other than Eligible Person on a discretionary basis; and

(v)         amendments deleting or reducing the range of amendments which require shareholders’ approval under this Section 7.6(b).

(c)         No amendment will, without the consent of any Eligible Person or unless required by law (or for compliance with applicable corporate, securities or tax law requirements or related industry practice), adversely affect the rights of a Eligible Person or Participant with respect to Restricted Share Units or Deferred Share Units to which the Eligible Person or Participant is then entitled under this Plan.

Plan Termination

7.7         The Board may terminate this Plan at any time, but no termination will, without the consent of the Participant or unless required by law, adversely affect the rights of a Participant respect to Restricted Share Units or Deferred Share Units to which the Participant is then entitled under this Plan. In no event will a termination of this Plan accelerate the vesting of Restricted Share Units or Deferred Share Units or the time at which a Participant would otherwise be entitled to receive any payment in respect of Restricted Share Units or Deferred Share Units hereunder.

Governing Law

7.8          This Plan and all matters to which reference is made in this Plan will be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

Reorganization of the Corporation

7.9          The existence of this Plan or Restricted Share Units or Deferred Share Units will not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, or to create or issue any bonds, debentures, Shares or other securities of the Corporation or to amend or modify the rights and conditions attaching thereto or to effect the dissolution or liquidation of the Corporation, or any amalgamation, combination, merger or consolidation involving the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

No Shareholder Rights

7.10       Restricted Share Units and Deferred Share Units are not considered to be Shares or securities of the Corporation, and a Participant who is granted Restricted Share Units or Deferred Share Units will not, as such, be entitled to receive notice of or to attend any shareholders’ meeting of the Corporation, nor entitled to exercise voting rights or any other rights attaching to the ownership of Shares or other securities of the Corporation, and will not be considered the owner of Shares by virtue of such issuance of Restricted Share Units or Deferred Share Units.

No Other Benefit

7.11        No amount will be paid to, or in respect of, an Eligible Person under this Plan to compensate for a downward fluctuation in the Fair Market Value or price of a Share, nor will any other form of benefit be conferred upon, or in respect of, a Eligible Person for such purpose.

Unfunded Plan

7.12       For greater certainty, the crediting of any Award to the notional accounts set out in this Plan for any Participant does not confer any entitlement, benefits, or any rights of a similar nature or otherwise, aside from the rights expressly set out in this Plan, and this Plan will be an unfunded plan, including for tax purposes and for purposes of the Employee Retirement Income Security Act (United States). Any Participant to which Restricted Share Units or Deferred Share Units (as the case may be) are credited to his or her account or holding Restricted Share Units or Deferred Share Units (as the case may be) or related accruals under this Plan will have the status of a general unsecured creditor of the Corporation with respect to any relevant rights that may arise thereunder.

SCHEDULE “A”

VIEMED HEALTHCARE, INC.

RESTRICTED SHARE UNIT AND DEFERRED SHARE UNIT PLAN

NOTICE OF RESTRICTED SHARE UNIT GRANTED

Viemed Healthcare, Inc. (the “Corporation”) hereby confirms the grant to the undersigned RSU Participant of Restricted Share Units (“Units”) described in the table below pursuant to the Corporation’s Restricted Share Unit Plan (the “Plan”), a copy of which Plan has been provided to the undersigned RSU Participant.

Capitalized terms not specifically defined in this Notice have the respective meanings ascribed to them in the Plan.

No. of Units	Trigger Date	Expiry Date

[Include any specific/additional vesting period or Performance Conditions]

DATED ____________________, 20____.

VIEMED HEALTHCARE, INC.

Per:
Authorized Signatory

The undersigned hereby accepts such grant, acknowledges being a RSU Participant under the Plan, agrees to be bound by the provisions thereof and agrees that the Plan will be effective as an agreement between the Corporation and the undersigned with respect to the Units granted or otherwise issued to it.

[If the Units are being issued to a U.S. RSU Participant, include the following additional provisions:

The undersigned acknowledges and agrees that:

1.
The Units and any Shares that may be issued in respect of vested Units pursuant to the Plan have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and will constitute “restricted securities” as such term is defined in Rule 144 under the U.S. Securities Act;

2.
The certificate(s) representing the Shares will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION, THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and the  Shares were issued at a time when the Corporation is a “foreign issuer” as defined in Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in such form as the Corporation may prescribe from time to time and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws; and

3.
If the undersigned is resident in the State of California on the effective date of the grant of the Units, then, in addition to the terms and conditions contained in the Plan and in this Notice, the undersigned acknowledges that the Corporation, as a reporting issuer under the securities legislation in certain Provinces of Canada, is required to publicly file with the securities regulators in those jurisdictions continuous disclosure documents, including audited annual financial statements and unaudited quarterly financial statements (collectively, the “Financial Statements”). Such filings are available on the System for Electronic Document Analysis and Retrieval (SEDAR), and documents filed on SEDAR may be viewed under the Corporation’s profile at the following website address: www.sedar.com. Copies of Financial Statements will be made available to the undersigned by the Corporation upon the undersigned’s request.]

DATED ____________________, 20____.

Witness (Signature)

Name (please print)
RSU Participant’s Signature
Address

City, State/Province	Name of RSU Participant (print)

Occupation

SCHEDULE “B”

VIEMED HEALTHCARE, INC.

RESTRICTED SHARE UNIT AND DEFERRED SHARE UNIT PLAN

DEFERRED SHARE UNIT ELECTED AMOUNT

No. of Units	Elected Amount

DATED ____________________, 20____.

VIEMED HEALTHCARE, INC.

Per:
Authorized Signatory

The undersigned hereby accepts such grant, acknowledges being a DSU Participant under the Plan, agrees to be bound by the provisions thereof and agrees that the Plan will be effective as an agreement between the Corporation and the undersigned with respect to the Units granted or otherwise issued to it.

DATED ____________________, 20____.

Witness (Signature)

Name (please print)
DSU Participant’s Signature
Address

City, State/Province	Name of DSU Participant (print)

Occupation

SCHEDULE “C”

REDEMPTION NOTICE FOR DEFERRED SHARE UNITS

VIEMED HEALTHCARE, INC.
 (the “Corporation”)

Restricted Share Unit and Deferred Share Unit Plan
(the “Plan”)

Note:	All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

Viemed Healthcare, Inc. (the “Corporation”) hereby confirms the redemption to the undersigned DSU Participant of Deferred Share Units (“Units”) described in the table below pursuant to the Corporation’s Deferred Share Unit Plan (the “Plan”), a copy of which Plan has been provided to the undersigned RSU Participant.

The Corporation will redeem all the Deferred Share Units credited to the DSU Participant’s account under the Plan on the following redemptions date, or dates, which in each case shall be at least 3 Business Days following the date on which this Redemption Notice is received by the DSU Participant but no later than [December 15] of the first calendar year commencing after the year of the Separation Date, net of Applicable Withholding Taxes.

Percentage of Units (expressed as a percentage totaling 100%)	Check if Redeemed for Cash	Redemption Date(s)
☐
☐
☐
☐
☐
☐
☐
☐
☐
☐

DATED ____________________, 20____.

VIEMED HEALTHCARE, INC.

Per:
Authorized Signatory

The undersigned hereby confirms that the undersigned is:

☐	subject to U.S. income tax in respect of Units issued under the Plan (a “US Director”), or
☐	not a US Director

[If the Units are being issued to a U.S. DSU Participant include the following additional provisions:

The undersigned acknowledges and agrees that:

1.
The Units and any Shares that may be issued in respect of vested Units pursuant to the Plan have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and will constitute “restricted securities” as such term is defined in Rule 144 under the U.S. Securities Act;

2.
The certificate(s) representing the Shares will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION, THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and the  Shares were acquired at a time when the Corporation is a “foreign issuer” as defined in Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation, in such form as the Corporation may prescribe from time to time and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws; and

3.
If the undersigned is resident in the State of California on the effective date of the grant of the Units, then, in addition to the terms and conditions contained in the Plan and in this Notice, the undersigned acknowledges that the Corporation, as a reporting issuer under the securities legislation in certain Provinces of Canada, is required to publicly file with the securities regulators in those jurisdictions continuous disclosure documents, including audited annual financial statements and unaudited quarterly financial statements (collectively, the “Financial Statements”). Such filings are available on the System for Electronic Document Analysis and Retrieval (SEDAR), and documents filed on SEDAR may be viewed under the Corporation’s profile at the following website address: www.sedar.com. Copies of Financial Statements will be made available to the undersigned by the Corporation upon the undersigned’s request.]

Date	(Signature of DSU Participant)

(Name of DSU Participant in Block Letters)